SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

______________________________

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report

September 5, 2001
(Date of earliest event reported)

SHURGARD STORAGE CENTERS, INC.

(Exact name of registrant as specified in its charter)

Washington	0-11455	91-1603837

(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

1155 Valley Street
Suite 400
Seattle, Washington 98109-4426

(Address of principal executive offices, including zip code)

(206) 624-8100

(Registrant’s telephone number, including area code)

Item 5. Other Events
Item 7. Financial Statement, Pro Forma Financial Information and Exhibits
SIGNATURE
EXHIBIT INDEX
Exhibit 1.1
Exhibit 5.1

Item 5. Other Events

     Shurgard Storage Centers, Inc. (the “Company”) is filing this Current Report on Form 8-K in connection with the issuance of up to 2,875,000 shares of its Class A Common Stock under the Company’s shelf registration statement on Form S-3 (File No. 333-54392), effective August 24, 2001 (the “Registration Statement”). The exhibits listed below are being filed herewith in lieu of filing them as an exhibit to the Registration Statement, and, since this Form 8-K filing is incorporated by reference in the Registration Statement, such exhibits are set forth in full in the Registration Statement.

Item 7. Financial Statement, Pro Forma Financial Information and Exhibits

Exhibit No.	Description

1.1	Underwriting Agreement, dated September 5, 2001, between Salomon Smith Barney Inc. and the Registrant

5.1	Opinion of Perkins Coie LLP

23.1	Consent of Perkins Coie LLP (contained in the opinion filed as Exhibit 5.1 hereto)

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

SHURGARD STORAGE CENTERS, INC.

Dated: September 5, 2001	By	/s/ Harrell Beck

Harrell Beck Senior Vice President, Chief Financial Officer and Treasurer

EXHIBIT INDEX

Exhibit No.	Description

1.1	Underwriting Agreement, dated September 5, 2001, between Salomon Smith Barney Inc. and the Registrant

5.1	Opinion of Perkins Coie LLP

23.1	Consent of Perkins Coie LLP (contained in the opinion filed as Exhibit 5.1 hereto)